Filed pursuant to Rule 497(a)

Registration File No. 333-217207

Rule 482ad

TPG Specialty Lending, Inc.

Dated: March 20, 2018

The following offering notification is provided for your convenience and information. The information herein is qualified in its entirety by reference to the prospectus relating to the security. Capitalized terms used but not defined herein have the meaning ascribed to them in the prospectus.

Offering Notification – TPG Specialty Lending, Inc.

Issuer:	TPG Specialty Lending, Inc. (the “Company”)

Ticker Symbol (Exchange):	TSLX (NYSE)

Type of Offering:	Primary Offering of Common Stock

Expected Pricing:	March 21, 2018 (pre-open)

Size of Offering:	3,750,000 shares (not including underwriters’ option to purchase up to an additional 562,500 shares of common stock)

Use of Proceeds	To pay down debt under a revolving credit facility

Underwriters’ Option to Purchase Additional Shares:	15%

Joint Book-Running Managers:

J.P. Morgan Securities LLC

Wells Fargo Securities, LLC

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

Morgan Stanley & Co. LLC

Raymond James & Associates, Inc.

RBC Capital Markets, LLC

Keefe, Bruyette & Woods, Inc.

Citigroup Global Markets Inc.

Goldman Sachs & Co. LLC

Co-Manager:	TPG Capital BD, LLC

Marketing Details:

[Management Team: [                    ]]

Management Call for Accounts

Tuesday, March 20th @ 4:45PM ET

Location: Dial-In Only

Dial-In #‘s (US/Int’l): [                    ]

Conference ID: [                    ]

No Replay Available

NetRoadshow slides will be available for the duration of the call.

You may access the roadshow through the following URL:

http://www.netroadshow.com

Password: [                    ]

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated March 20, 2018 and the accompanying prospectus dated May 30, 2017, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this announcement is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by calling toll-free at (866) 803 9204; Wells Fargo Securities, LLC, Attention: Equity Syndicate Department, 375 Park Avenue, New York, New York 10152, by telephone at (800) 326-5897, or by email at cmclientsupport@wellsfargo.com; Merrill Lynch, Pierce, Fenner & Smith Incorporated, Attention: Prospectus Department, 200 North College Street, 3rd Floor, Charlotte, NC 28255-0001, or via email: dg.prospectus_requests@baml.com (mailto:dg.prospectus_requests@baml.com); Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014; Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, telephone: (800) 248-8863, email: prospectus@raymondjames.com; RBC Capital Markets, LLC, Attention: Equity Syndicate, 200 Vesey Street, 8th Floor New York, NY 10281-8098, Email: equityprospectus@rbccm.com, Phone: 877-822-4089; Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019; Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, (800) 831-9146 or Goldman Sachs & Co. LLC, Attn: Prospectus Department, 200 West Street, New York, NY 10282 or by telephone at (866) 471-2526, or by facsimile at 212-902-9316 or by email at prospectusgroupny@ny.email.gs.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.